UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2005

IFT CORPORATION
(Exact name of Registrant as Specified in its Charter)

Delaware	001-31354	13-3545304
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Quorum Business Center, 718 South Military Trail, Deerfield Beach, FL 33442
(Address of Principal Executive Offices and Zip Code)

(954) 428-7011
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

IFT CORPORATION
FORM 8-K
FEBRUARY 11, 2005

SECTION 2 - FINANCIAL INFORMATION

Item 2.01  Completion of Acquisition or Disposition of Assets.

Acquisition of LaPolla Industries, Inc.
On January 25, 2005, IFT Corporation (the "Company") entered into a Stock Purchase Agreement ("Agreement") with LaPolla Industries, Inc., an Arizona corporation ("LaPolla") and Billi Jo Hagan, Trustee of the Billi Jo Hagan Trust, Dated October 6, 2003 ("Shareholder"), wherein the Company agreed to pay $2 Million in cash and issue thirty four (34) shares of its restricted common stock in exchange for all of the issued and outstanding shares of capital stock of LaPolla (the "Transaction") with a closing scheduled on or before February 28, 2005. On February 11, 2005, the parties entered into an Amendment to Stock Purchase Agreement and Closing Statement to close the transaction in accordance with the terms of the Agreement, as amended.

LaPolla, formerly a privately-held company, is located in Tempe, Arizona. Since 1977, LaPolla has provided quality products and roofing solutions to contractors, building owners and design professionals in the Southwestern United States. LaPolla has 10 employees. LaPolla's primary customers are commercial and residential roofing contractors. The basic assets of LaPolla include manufacturing equipment, product formulations, raw material and finished goods inventory, long term employees, customers and vendors, office equipment, accounts receivable, and goodwill.

The Chairman of the Board and majority shareholder, Richard J. Kurtz, advanced $2 Million in cash to finance the transaction for the Company. The $2 Million advance was made in the form of a demand loan bearing interest at 9% per annum payable by the Company to Mr. Kurtz.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)	Departure of Principal Officer

On February 14, 2005, Dennis A. Dolnick resigned as the Company's Chief Financial Officer and Corporate Treasurer.

(c)	Appointment of Principal Officer

On February 14, 2005, Michael T. Adams, the Company's CEO, assumed the Principal Accounting Officer and Corporate Treasurer capacities until such time that a successor is located and hired.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The financial statements required to be filed hereunder will be filed by amendment no later than 71 calendar days after February 17, 2005.

(b)	Pro Forma Financial Information

The pro forma financial information required to be filed hereunder will be filed by amendment no later than 71 calendar days after February 17, 2005.

(c)	Exhibits

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 17, 2005	IFT CORPORATION

By: /s/ Michael T. Adams, President
Michael T. Adams
Chief Executive Officer

INDEX OF EXHIBITS

Exhibit Number	Description

10.1	Stock Purchase Agreement entered into as of January 25, 2005, by and among IFT Corporation, LaPolla Industries, Inc., and Billi Jo Hagan, as Trustee of the Billi Jo Hagan Trust, dated October 6, 2003.

10.2
Amendment to Stock Purchase Agreement and Closing Statement entered into as of February 11, 2005, by and among IFT Corporation, LaPolla Industries, Inc., and Billi Jo Hagan, as Trustee of the Billi Jo Hagan Trust, dated October 6, 2003.